[LOGO]

Directors and Officers

Ralph F. Peters, Chairman and Director
Retired Chairman of the Executive Committee, formerly Chairman of the Board, Discount
Corporation of New York

Norman Jaskol, President
Vice President and Managing Director -
Investments, The Variable Annuity Life
Insurance Company, Chairman and Director,
USLIFE Advisers, Inc.

Dr. Kalman J. Cohen, Director
Distinguished Bank Research Professor
Emeritus, The Fuqua School of Business
Duke University

Richard L. Ellis, Director
President and Director,
Richard L. Ellis Associates, Ltd.

John M. Kingsley, Jr., Director
Executive Vice President and Director
Sturm, Ruger & Company, Inc.

William M.R. Mapel, Director
Retired Senior Vice President, Citibank, N.A.

Leon A.Olver, Vice President & Investment
Officer
Portfolio Manager - Investments, The Variable
Annuity Life Insurance Company
Vice President, USLIFE Advisers, Inc.

Cynthia A. Toles, Secretary
Secretary, USLIFE Advisers, Inc.

Linda Miller, Treasurer
Treasurer, USLIFE Advisers, Inc.

Erica Goldenberg, Assistant Secretary
Second Vice President and Assistant Secretary,
USLIFE Corporation

Mark T. Manzo, Assistant Treasurer
Assistant Treasurer, USLIFE Advisers, Inc.

Gregory R. Seward, Assistant Treasurer
Assistant Treasurer, USLIFE Advisers, Inc.
Director of Fund Operations,
The Variable Annuity Life Insurance Company

Auditors
KPMG Peat Marwick LLP

Counsel
Putney, Twombly, Hall & Hirson

Transfer Agent and Registrar
ChaseMellon Shareholders Services, LLP
450 W. 33 St., New York, NY  10001

Investment Adviser
USLIFE Advisers, Inc.


1997

ANNUAL
 REPORT

JUNE 30, 1997

DEAR SHAREHOLDER:

USLIFE Income Fund reported net investment income of $4,141,554 or 73 cents per share for the fiscal year ended June 30, 1997 versus $4,264,140 or 76 cents per share for the prior fiscal year. Net assets of the fund were $57,417,327 or $10.17 per share at fiscal year end, versus $54,287,002 or $9.62 per share on June 30, 1996. Cash dividends totaling 80 cents per share were paid to shareholders during the 1997 fiscal year.

Your fund's return of 15.19% for the year ended June 30, 1997 assuming reinvestment of dividends, compared favorably with its relevant environment. The Merrill Lynch Corporate Government Index returned 7.78% while the Merrill Lynch High Yield Bond Index returned 14.30%.

On June 17, 1997, American General Corporation completed the acquisition of USLIFE Corporation. On June 18, 1997, Gordon E. Crosby, Jr. resigned his position as Chairman of the Board and Director, and Richard J. Chouinard and Greer F. Henderson resigned their positions as Directors of the Fund. Richard J. Chouinard resigned his position as President and Chief Executive Officer, and Charles P. Baker resigned his position as Executive Vice President of the Fund. Subsequently, Norman Jaskol and Leon A. Olver were elected as officers of the Fund's adviser, USLIFE Advisers, Inc., now an indirect wholly-owned subsidiary of American General. At a meeting of the Fund's board of directors held on June 18, 1997, Messrs. Jaskol and Olver were elected as President and Vice President
- Investment Officer, respectively, of the Fund. They are both employees of The Variable Annuity Life Insurance Company ("VALIC"), another wholly- owned subsidiary of American General. Mr. Jaskol has been the managing director of investments at VALIC for the past nine years. Mr. Olver has been an investment officer with VALIC for 2 years prior to which he was treasurer at First Heights Bank, Houston.

At the 1997 annual meeting, you will be asked to approve an advisory agreement with VALIC for a two year period commencing on September 24, 1997, based upon the same terms and conditions as the prior advisory agreement with USLIFE Advisers, Inc. VALIC is a leading provider of tax deferred annuities to the education, health care and governmental markets with assets exceeding $30 billion and management responsibility for mutual funds with an aggregate value of $6.5 billion. The three bond portfolios that VALIC manages have combined assets in excess of $200 million. The investment strategy of the Fund will continue to seek above average returns consistent with an appropriate mix of investment grade and below investment grade bonds. In addition, you will be asked to approve a fundamental policy to invest in foreign securities up to 20% of assets.

The outlook for the current fiscal year is positive for bond investors. Real gross domestic product is expected to slow from the 5.9% pace in the first quarter to 2.4% in the second half of the calendar year. With continued moderation in the first half of 1998 the forecast is growth of 2.2%. Inflation appears to be well contained with forecasts of 3.1% in the first half of 1998. Interest rates, as measured by the 30 year U.S. Treasury bond, are expected to stay in the recent range of 6.3% to 7.2%

Sincerely,

/s/Norman Jaskol

Norman Jaskol
President

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of USLIFE Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of USLIFE Income Fund, Inc., including the schedule of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USLIFE Income Fund, Inc. as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


New York, New York                                /s/ KPMG Peat Marwick LLP
July 25, 1997

SCHEDULE OF INVESTMENTS
JUNE 30, 1997

   PRINCIPAL                                                                                          MARKET
   AMOUNT IN                                                                                          VALUE
   $1,000                        ISSUE                              RATING            COST           (NOTE 1)
--------------------------------------------------------------------------------------------------------------
              CORPORATE OBLIGATIONS: 97.7%

              AEROSPACE - 4.4%
  $   500     Raytheon Co. 7 3/8% Debs., 7/15/25                      Baa          $  480,745       $  480,000
    2,000     Rohr Industries, Inc. 9 1/4% Debs., 3/1/17              B             1,948,700        2,020,000
                                                                                   ----------       ----------
                                                                                    2,429,445        2,500,000
                                                                                   ----------       ----------
              CABLE - 4.5%
    2,500     Telecommunications, Inc. 9 1/4% Debs., 1/15/23          BBB           2,440,000        2,600,000
                                                                                   ----------       ----------
              COMMUNICATIONS - 4.4%
    2,600     Turner Broadcasting 8.40% Debs., 2/1/24                 BBB           2,545,660        2,548,000
                                                                                   ----------       ----------
              CONGLOMERATES - 3.2%
    2,000     Loews Corp. 7% Sr. Notes, 10/15/23                      AA            1,865,520        1,845,000
                                                                                   ----------       ----------
              ELECTRONICS/TECHNOLOGY - .8%
      500     Loral Corp. 7% Debs., 9/15/23                           A               483,005          465,625
                                                                                   ----------       ----------
              ENTERTAINMENT - 3.9%
    2,500     Paramount Communications Inc. 7 1/2% Debs 7/15/23       BBB           2,180,125        2,246,875
                                                                                   ----------       ----------
              FOOD - 8.7%
    2,500     Borden Co., Inc. 7 7/8% Debs., 2/15/23                  BB            2,518,325        2,296,875
    2,600     RJR Nabisco, Inc. 9 1/4% Notes, 8/15/13                 Baa           2,591,000        2,704,000
                                                                                   ----------       ----------
                                                                                    5,109,325        5,000,875
                                                                                   ----------       ----------
              FOREST PRODUCTS - 4.5%
    2,000     Georgia Pacific Corp. 8 1/4% Debs., 3/1/23              BBB           2,056,180        2,025,000
      500     Georgia Pacific Corp. 9 5/8% Debs., 3/15/22             BBB             561,715          553,750
                                                                                   ----------       ----------
                                                                                    2,617,895        2,578,750
                                                                                   ----------       ----------
              HEALTH INDUSTRY - 2.8%
    2,150     Continental Health Affiliates 6% Notes, 8/31/03         Caa           2,085,500        1,591,000
                                                                                   ----------       ----------
              HOME IMPROVEMENTS - 3.4%
    2,500     Hechinger Co. 9.45%, Sr. Debs., 11/15/12                Ba            2,534,195        1,937,500
                                                                                   ----------       ----------
              LEISURE - 4.7%
    2,550     Toro Co. 11% SF Debs., 8/1/17                           BBB           2,553,125        2,690,097
                                                                                   ----------       ----------
              MINING - 3.6%
    1,850     INCO, Ltd. 9.60% Debs., 6/15/22                         BBB           1,951,750        2,088,188
                                                                                   ----------       ----------
              PAPER - 8.3%
    2,300     Boise Cascade Corp. 7.99% Med. Term Notes, 9/13/13      Baa           2,300,000        2,334,500
    2,600     Scott Paper 7% Debs., 8/15/23                           AA            2,549,298        2,424,500
                                                                                   ----------       ----------
                                                                                    4,849,298        4,759,000
                                                                                   ----------       ----------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997

   PRINCIPAL                                                                                          MARKET
   AMOUNT IN                                                                                          VALUE
   $1,000                        ISSUE                              RATING            COST           (NOTE 1)
--------------------------------------------------------------------------------------------------------------

              REAL ESTATE - 2.2%
  $ 1,918     Olympia & York Corp. 10 3/8% Euro Notes, 12/31/95*      CCC         $ 1,682,622        $ 1,251,495
                                                                                  -----------        -----------
              RETAIL - 13.3%
    2,500     K-Mart Funding 9.44% Notes, 7/1/18                      BB            2,561,170          2,450,000
    2,700     Limited, Inc. 7 1/2% Debs., 3/15/23                     BBB           2,303,660          2,490,750
    2,500     Shopko, Inc. 9 1/4% Sr. Notes, 3/15/22                  BBB           2,411,597          2,700,000
                                                                                  -----------        -----------
                                                                                    7,276,427          7,640,750
              STEEL - .4%                                                         -----------        -----------
      200     USX Corporation 9 1/8% Debs., 1/15/13                   BBB             212,456            227,250
                                                                                  -----------        -----------
              TEXTILES - 4.9%
    2,950     Phillips Van Heusen 7 3/4% Debs., 11/15/23              BB            2,482,430          2,787,750
                                                                                  -----------        -----------
              UTILITIES - 19.8%
      500     Boston Edison 9 3/8% Debs., 8/15/21                     BBB             531,800            542,500
      900     Boston Edison 8 1/4% Debs., 9/15/22                     BBB             922,473            916,875
    2,600     Cleveland Elec. Illum. 9 3/8% 1st Mtg. Bonds, 3/1/17    BB            2,724,675          2,749,500
      865     Commonwealth Edison Co. 8 3/8%
              1st Mtg. Bonds, 9/15/22                                 Baa             872,647            873,650
    2,600     Niagara Mohawk Power Corp. 9 1/2%
              1st Mtg. Bonds, 3/1/21                                  BB            2,560,147          2,743,000
      180     Southern California Edison Co. 8 3/8%
              1st Mtg. Insd. Bonds, 12/1/17                           AAA             184,050            187,425
      573     Southern California Edison Co. 8 3/8%
              1st Mtg. Bonds, 12/1/17                                 A               585,176            596,636
    2,600     Toledo Edison Co. 9.22% 1st Mtg. Bonds, 12/15/21        BB            2,662,172          2,749,500
                                                                                  -----------        -----------
                                                                                   11,043,140         11,359,086
                                                                                  -----------        -----------
              TOTAL CORPORATE OBLIGATIONS                                         $56,341,918        $56,117,241
                                                                                  -----------        -----------
              COMMERCIAL PAPER - .2%
  $   100     Associates Corp. of North America 5% 7/1/97             P-1             100,000            100,000
                                                                                  -----------        -----------
              TOTAL INVESTMENTS: 97.9%                                            $56,441,918        $56,217,241
                                                                                  ===========        ===========

Ratings: All ratings are Moody's Investors Service, Inc., Standard & Poor's
        Corp., or Fitch Investor Service, Inc.

Note:   Percentage values are based on market value categorically to net assets.

        Realized gains and losses from securities transactions are reported on an identified cost basis for both financial reporting and Federal income tax purposes. For Federal income tax purposes, the cost of investments owned at June 30, 1997 was $57,406,014. The net unrealized loss for Federal income tax purposes at June 30, 1997 was $1,188,773.

* In default as to principal and interest. (See Note 1F to financial statements.)

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997

ASSETS
Investments at market (Note 1)
        Bonds (cost $56,341,918)                                                     $ 56,117,241
        Commercial Paper (cost $100,000)                                                  100,000
Cash                                                                                       41,392
Interest receivable                                                                     1,482,235
Prepaid expenses                                                                           21,061
                                                                                     ------------
                                                                                       57,761,929
LIABILITIES
Accounts payable and accrued expenses                                                      85,728
Directors' deferred compensation (Note 2)                                                 258,874
                                                                                     ------------
NET ASSETS                                                                           $ 57,417,327
                                                                                     ============
Net Assets are represented by:
        Common stock, par value $1.00 per share; authorized 10,000,000 shares;
           issued and outstanding 5,643,768                                          $  5,643,768
        Capital in excess of par value                                                 54,203,461
        Accumulated undistributed net investment income                                   481,053
        Accumulated net realized loss from security transactions                       (2,686,278)
        Net unrealized loss on investment securities                                     (224,677)
                                                                                     ------------
NET ASSETS                                                                           $ 57,417,327
                                                                                     ============

NET ASSET VALUE PER SHARE                                                            $      10.17
                                                                                     ============


STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 1997

INVESTMENT INCOME
        Interest                                                                     $  4,804,256
                                                                                     ============

EXPENSES
        Investment advisory fee (Note 2)                                                  385,982
        Transfer agent fees and expenses                                                   47,750
        Custodian fee                                                                      12,000
        Proxy solicitation fees                                                            15,547
        Treasury and secretarial personnel and services (Note 2)                           50,000
        Interest on directors' deferred compensation (Note 2)                              14,694
        Directors' fees (Note 2)                                                           43,650
        Printing, stationery and supplies                                                   4,804
        New York Stock Exchange listing fees                                               16,182
        Legal and audit fees                                                               33,249
        Insurance expense                                                                  23,546
        Other                                                                              15,298
                                                                                     ------------

Total Expenses                                                                            662,702
                                                                                     ------------

NET INVESTMENT INCOME                                                                $  4,141,554
                                                                                     ------------

See accompanying notes to financial statements.                      (Continued)

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 1997             (CONTINUED)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        NET REALIZED GAIN (LOSS) FROM SECURITY TRANSACTIONS (Note 3)
        (Excluding short-term securities held to maturity)
        Proceeds from sales                                                $ 14,315,482
        Cost of securities sold                                              14,062,240
                                                                           ------------
        NET REALIZED GAIN ON INVESTMENTS SOLD                                                  $    253,242
        NET UNREALIZED APPRECIATION ON INVESTMENT SECURITIES
        Unrealized depreciation at beginning of year                         (3,475,220)
        Unrealized depreciation at end of year                                 (224,677)
                                                                           ------------
        NET DECREASE IN UNREALIZED DEPRECIATION ON
        INVESTMENT SECURITIES                                                                     3,250,543
                                                                                               ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                   3,503,785
                                                                                               ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $  7,645,339
                                                                                               ============


STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 1997 AND 1996

                                                                                  YEAR ENDED           YEAR ENDED
                                                                                 JUNE 30, 1997        JUNE 30, 1996
                                                                                 -------------        -------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS
Net investment income                                                             $  4,141,554        $  4,264,140
Net realized gain (loss) from security transactions                                    253,242             523,855
Net decrease (increase) in unrealized depreciation on investment securities          3,250,543          (2,819,774)
                                                                                  ------------        -------------
                                                                                     7,645,339           1,968,221
                                                                                  ------------        -------------
FROM SHAREHOLDER ACTIVITY
Dividends to shareholders from net investment income                                (4,515,014)         (4,515,014)
                                                                                  ------------        -------------
                                                                                    (4,515,014)         (4,515,014)
                                                                                  ------------        -------------
NET ASSETS AT BEGINNING OF PERIOD                                                   54,287,002          56,833,795
                                                                                  ------------        -------------
NET ASSETS AT END OF PERIOD                                                       $ 57,417,327        $ 54,287,002
(Including undistributed net investment income of                                 ============        ============
$481,053 and $854,514, respectively)


See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

                                                                                           YEAR ENDED JUNE 30
                                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (a)                                 1997         1996         1995         1994           1993
                                                                   -------------------------------------------------------------
Net asset value, beginning of period                               $ 9.62       $10.07       $ 9.39       $10.28       $    9.67
                                                                   ------       ------       ------       ------       ---------
        Net investment income                                         .73          .76          .76          .75             .91
        Net realized and unrealized gain (loss) on investments        .62         (.41)         .72         (.77)            .60
                                                                   ------       ------       ------       ------       ---------
Total from investment operations                                     1.35          .35         1.48         (.02)           1.51
                                                                   ------       ------       ------       ------       ---------
Less dividends from net investment income                            (.80)        (.80)        (.80)        (.87)           (.90)
                                                                   ------       ------       ------       ------       ---------
Net asset value, end of period                                     $10.17       $ 9.62       $10.07       $ 9.39       $   10.28
                                                                   ======       ======       ======       ======       =========
Market value, end of period                                        $ 9.13       $ 9.00       $ 9.25       $ 9.38       $   10.75
                                                                   ======       ======       ======       ======       =========
Total Investment return
        Per share market value                                      10.48%        5.56%        7.72%       (5.10%)         20.69%
        Per share net asset value (b)                               15.19%        3.64%       17.08%       (0.60%)         16.36%
Ratios and Supplemental data
        Net assets, end of period (millions)                       $   57       $   54       $   57       $   53          $   56
        Ratio of operating expenses to average net assets            1.19%        1.17%        1.22%        1.16%           1.23%
        Ratio of net investment income to average net assets         7.43%        7.49%        7.99%        7.38%           9.13%
        Portfolio turnover rate                                     25.77%       29.55%       29.93%       46.72%          45.01%

(a) Based upon the weighted average number of shares outstanding during the period.

(b) Total investment return based on per share net asset value reflects the effect of changes in net asset value on the performance of the Fund during each period, and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund during each period.

NOTES TO FINANCIAL STATEMENTS

1.      SIGNIFICANT ACCOUNTING POLICIES

USLIFE Income Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation - Listed securities generally are valued on the basis of the last sale price on the principal exchange on which traded or at the quoted bid price for securities in which there were no transactions on the valuation date, except in cases where USLIFE Advisers, Inc. ("Advisers"), investment adviser to the Company, determines that the last sale price is not realistic in view of current trading activity, in which event the arithmetic average of two or more independent dealer quotes will be used. Securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, generally are valued at the arithmetic average of the bid prices obtained from dealers making a market in the security. When there is only one market maker, management values securities based in part on the price obtained from the market maker.

B. Federal Income Taxes - It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made. At June 30, 1997, the Company had a net capital loss carryforward of approximately $2.6 million, expiring $1.5 million in 1998 and $1.1 million in 2000. In order for the Company to pay a future capital gain distribution it will be necessary for it to realize net capital gains in excess of those amounts.

C. Discounts and Premiums on Bond Purchases - It is not the present intention of Advisers to hold the Company's investments to maturity. Premiums on securities are not being amortized and discounts are not being accrued, except for original issue discounts which are being accrued for tax purposes.

D. Distribution of Income and Capital Gains - The distribution of net investment income is made quarterly. Distribution of net realized gains from investment transactions in excess of available capital loss carryforwards, if any, which would be taxable to the Company if not distributed, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of Federal excise taxes.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

F. Other - As is common in the industry, securities transactions are accounted for on the date securities are purchased or sold. Interest income is accrued from the settlement date for purchases, to the settlement date for sales. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains from the sale of securities are calculated on the identified cost method.

Undistributed net investment income on the financial statements is $659,628 lower than for Federal income tax purposes relating to the Olympia & York security. For accounting purposes, interest accrual has ceased, and payments received from the issuer are applied as a reduction of principal in accordance with instructions from the trustee, after accretion of discount on principal reduction. For tax purposes, payments received from the issuer are applied first to interest receivable then to reduction of principal, after accretion of discount on principal reduction. Interest accrual for tax purposes ceased at June 30, 1996. Subsequent to June 30, 1997, the Fund's entire Olympia & York security position was sold for $1,278,750.

Pursuant to AICPA Statement of Position 93-2 (Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies), book and tax differences amounting to $3,066 have been reclassified from accumulated net realized loss on security transactions to accumulated undistributed net investment income.

2.      INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

Advisers charged the Fund $385,982 for the twelve months ended June 30, 1997 for investment management and advisory services. The computation of the fee is on a dual fee basis. The portion of those fees based upon net assets ($279,785) is calculated at the rate of .04167% of the net asset value of the Company less net investment income at the close of business on the last business day of each month. The income portion of the fee ($106,197) is calculated at the rate of 2 1/2% of the Company's net investment income.

Other than the $43,650 that was paid in fees to the Company's non-employee directors during the twelve-month period ended June 30, 1997 the Company paid no additional fees or other compensation to any of its officers or directors for such period. Payment of the compensation of certain directors has been deferred at the directors' election and these outstanding deferred amounts accrue an interest equivalent payable by the Company.

In addition, in accordance with the investment advisory agreement with Advisers, the Company reimbursed Advisers $50,000 for expenses attributable to the services performed on behalf of the Company by the Secretary and Treasurer and personnel operating under their direction, none of whom are employees of the Company.

Advisers' parent, USLIFE Corporation, owned 8,400 shares of common stock of the Company at June 30, 1997.

3.      PURCHASE AND SALE OF INVESTMENT SECURITIES

Purchases and sales of investment securities during the period July 1, 1996 through June 30, 1997 were as follows:

                              PURCHASES         SALES
                              ---------         -----
Short-Term Obligations       $14,540,000     $14,865,000
Other Securities              14,217,182      14,062,240
                             -----------     -----------
                             $28,757,182     $28,927,240
                             ===========     ===========


4.      BANK LINE OF CREDIT

The Fund participates in a $250 thousand unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At June 30, 1997, there were no outstanding borrowings under the line of credit.

The average daily amount of borrowings outstanding during the period ended June 30, 1997 was approximately $3,256, with a related weighted average annualized interest rate of 8.75%. The maximum amount borrowed at any time during the period ended June 30, 1997 was $95,000.

5.      THE MERGER

USLIFE Advisers, Inc. ("Adviser") served as the Fund's investment adviser from August 4, 1976 through June 17, 1997 pursuant to an investment advisory agreement ("Advisory Agreement") dated August 4, 1976. On June 17, 1997, USLIFE Corporation ("USLIFE"), the parent company of the Adviser, merged with and into a wholly-owned subsidiary of American General Corporation ("American General") and the Adviser became an indirect, wholly-owned subsidiary of American General. For purposes of the Investment Company Act of 1940 ("1940 Act"), this merger ("Merger") caused a change of control of the Adviser that constituted an assignment and thereby effected an automatic termination of the Advisory Agreement on June 17, 1997.

6.      QUARTERLY RESULTS OF OPERATIONS - (UNAUDITED)

For the two fiscal years ended June 30, 1997 and 1996 (000's omitted except for per share data):

                                                          1997                                    1996
                                                   THREE MONTHS ENDED                      THREE MONTHS ENDED
                                         --------------------------------------------------------------------------------
                                          SEPT.      DEC.    MARCH       JUNE      SEPT.     DEC.      MARCH       JUNE
                                         --------------------------------------------------------------------------------
Investment Income                        $1,195    $1,208    $1,201     $1,200    $1,259    $1,274    $ 1,194     $ 1,203
Net Investment Income                     1,032     1,041     1,037      1,032     1,090     1,104      1,025       1,045
Net realized and unrealized
  gain (loss) on investments              1,005     1,573      (976)     1,902       682       747     (1,161)     (2,564)
Per share of Common Stock:
  Net investment income                     .18       .19       .18        .18       .19       .20        .18         .19
  Net realized and unrealized
    gain (loss) on investments              .18       .27      (.17)       .34       .12       .13       (.20)       (.46)
    Net asset value at end of quarter    $ 9.78    $10.02    $ 9.84     $10.17    $10.18    $10.31    $ 10.09     $  9.62

SUPPLEMENTARY INFORMATION (UNAUDITED)

ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders was held on October 9, 1996. The results of all matters voted on by shareholders were as follows:

A proposal to approve and ratify the appointment of KPMG Peat Marwick LLP as independent auditor for the fiscal year ending June 30, 1997, was approved with 4,543,603 votes for, 9,868 votes against and 60,583 votes abstaining.

Shareholders elected seven directors, as follows:

Nominee                 For             Withheld
-------                 ---             --------
Gordon E. Crosby, Jr.   4,533,270       80,784
Richard J. Chouinard    4,539,284       74,770
Dr. Kalman J. Cohen     4,534,446       79,608
Richard L. Ellis        4,538,284       75,770
Greer F. Henderson      4,538,247       75,807
John M. Kingsley, Jr.   4,532,846       81,208
William M.R. Mapel      4,538,384       75,670
Ralph F. Peters         4,539,283       74,771

THE MERGER

USLIFE Advisers, Inc. ("Adviser") served as the Fund's investment adviser from August 4, 1976 through June 17, 1997 pursuant to an investment advisory agreement ("Advisory Agreement") dated August 4, 1976. On June 17, 1997, USLIFE Corporation ("USLIFE"), the parent company of the Adviser, merged with and into a wholly-owned subsidiary of American General Corporation ("American General") and the Adviser became an indirect, wholly-owned subsidiary of American General. For purposes of the Investment Company Act of 1940 ("1940 Act"), this merger ("Merger") caused a change of control of the Adviser that constituted an assignment and thereby effected an automatic termination of the Advisory Agreement on June 17, 1997.

SEC EXEMPTIVE ORDER

The 1940 Act requires that the shareholders of an investment company approve an investment advisory agreement prior to its effectiveness. Upon announcement of the Merger agreement between USLIFE and American General, the Fund's management (with Board approval) requested the Securities and Exchange Commission ("SEC") to grant exemptive relief from this requirement for shareholder approval, to allow the Fund to enter into an interim investment advisory agreement between the Fund and the Adviser ("Interim Advisory Agreement"), subject to subsequent shareholder ratification and approval. This relief was necessary because of (i) the uncertainty regarding the closing date of the Merger; (ii) the time required to solicit proxies of Fund shareholders; and (iii) the desire for continuity in management of the Fund. The Fund filed its application for exemptive relief on May 12, 1997, the SEC published notice of the requested relief on May 16, 1997, and the SEC granted the requested relief by order on June 11, 1997.

THE INTERIM ADVISORY AGREEMENT

Pursuant to the exemptive order and to provide for continuity in connection with the provision of investment advisory services to the Fund, the Board of Directors of the Fund ("Board") has approved the Interim Advisory Agreement, subject to shareholder approval. Under the Interim Advisory Agreement, the Adviser will provide investment advisory services to the Fund from the date of the Merger, June 17, 1997 until the date of the annual meeting of shareholders ("Meeting"), September 24, 1997, when shareholders will vote on the Interim Advisory Agreement. The terms and conditions of the Interim Advisory Agreement are identical to the terms and conditions of the Advisory Agreement, except as to effective and termination dates and with the addition of certain escrow provisions concerning the payment of advisory fees, as follows.

Fees will not be paid to the Adviser under the Interim Advisory Agreement unless that Agreement is approved by shareholders at the Meeting. The escrow provisions of the Interim Advisory Agreement provide for the Fund to pay advisory fees to an escrow agent pending shareholder approval of the Interim Advisory

Agreement. If approved by shareholders, the advisory fees held in the escrow account (including interest earned on such paid-in fees) will be paid to the Adviser. In the absence of shareholder approval, amounts in the escrow account will be paid to the Fund. The Fund has entered into an escrow arrangement with The Chase Manhattan Bank, as escrow agent, to implement the escrow provisions of the Interim Advisory Agreement.

On July 2, 1997, the Board, consisting only of Directors who were not interested persons of the Fund or the Adviser within the meaning of the 1940 Act ("Independent Directors"), determined that there would be no diminution in the scope or quality of the services provided by the Adviser under the Interim Advisory Agreement in connection with the change in advisory personnel resulting from the change in the ownership of the Adviser. Among other things, the Board considered the experience of the new officers and directors of the Adviser and recognized that the principal investment manager for the Fund would be retained as consultant under the Interim Advisory Agreement, until September 24, 1997.

THE NEW ADVISORY AGREEMENT

The Board also has approved, subject to shareholder approval, a new investment advisory agreement ("New Advisory Agreement") with The Variable Annuity Life Insurance Company ("VALIC"), an indirect, wholly-owned subsidiary of American General. The New Advisory Agreement provides for VALIC to provide investment advice to the Fund for a two-year period commencing upon shareholder approval of the New Advisory Agreement, at the Meeting on September 24, 1997, and thereafter so long as its continuance is specifically approved at least annually by the Board or by majority vote of the Fund's shareholders. Under the New Advisory Agreement, VALIC would provide the same investment advisory services provided by the Adviser under the Advisory Agreement with the same advisory fee structure.

The New Advisory Agreement contains certain additional provisions not contained in the Advisory Agreement or the Interim Advisory Agreement. Under the terms of the New Advisory Agreement, VALIC will maintain a trading desk to place all orders for the purchase and sale of the Fund's portfolio investments with brokers or dealers selected by VALIC. Under the New Advisory Agreement, VALIC also is required to use its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments in connection with the portfolio transactions of the Fund. VALIC is also required to remit promptly to the Fund any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with any of the Fund's portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments. In addition, under the New Advisory Agreement, VALIC may, when appropriate, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund in order to obtain best execution and lower brokerage commissions, provided that VALIC allocates the shares and expenses in an equitable manner.

The New Advisory Agreement differs from the Advisory Agreement and the Interim Advisory Agreement in certain other respects as well. Subject to prior authorization by the Fund's Board of appropriate policies and procedures, the New Advisory Agreement permits VALIC to pay a broker a commission for effecting a portfolio transaction in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services, including statistical data, to VALIC. In connection with purchases and sales of portfolio securities, the New Advisory Agreement prohibits VALIC, its officers and its employees from acting as principal or agent for any party other than the Fund or receiving any commissions. In addition, the New Advisory Agreement would authorize VALIC to make use of its affiliated companies and their employees in connection with the rendering of investment advisory services to the Fund. The New Advisory Agreement also contains certain nonmaterial conforming changes.

BOARD OF DIRECTORS

On June 18, 1997, Gordon E. Crosby, Jr. resigned his position as Chairman of the Board and Director, and Richard J. Chouinard and Greer F. Henderson resigned their positions as Directors of the Fund. The Fund currently has five directors, all of whom have indicated that they will resign effective September 24, 1997 and will not stand for reelection. They are: (i) Dr. Kalman J. Cohen; (ii) Richard L. Ellis; (iii) John M. Kingsley, Jr.; (iv) William M.R. Mapel; and (v) Ralph F. Peters. They all currently serve on the Audit Committee of the Board.

Six other individuals have been approved by the Board to stand for election to the Board at the Meeting and to hold office until their successors are elected and qualified. They are: (i) Dr. Norman Hackerman; (ii) Dr. John W. Lancaster;
(iii) Dr. F. Robert Paulsen; (iv) Dr. R. Miller Upton; (v) Ben H. Love; and (vi) Craig R. Rodby, all of whom, other than Craig R. Rodby, are not "interested persons" of the Adviser or American General or their affiliates, as that term is defined in the 1940 Act. None of these nominees currently serves as a director of the Fund; however, each, except Craig R. Rodby, has served as Director of the American General Series Portfolio Company, an open-end management investment company.

OFFICERS AND EMPLOYEES

On June 18, 1997, Richard J. Chouinard resigned his position as President and Chief Executive Officer, and Charles P. Baker resigned his position as Executive Vice President of the Fund. Accordingly, on June 18, 1997, the Board elected Norman Jaskol President and Leon A. Olver Vice President-Investment Officer of the Fund. They are both employees of VALIC. Mr. Jaskol has been the managing director of investments at VALIC for the past nine years. Mr. Olver has been an investment officer with VALIC for two years and previously served as treasurer at First Heights Bank in Houston. As of July 28, 1997, the other executive officers are Cynthia A. Toles, who serves as the Fund's Secretary, and Linda Miller, who serves as the Fund's Treasurer. Erica Goldenberg serves as Assistant Secretary and Mark T. Manzo and Gregory R. Seward each serve as an Assistant Treasurer of the Fund. The Fund has no employees.

CUSTODIAN, REGISTRAR AND TRANSFER AGENT

The Chase Manhattan Bank ("CMB") serves as custodian for the Fund's portfolio, and ChaseMellon Shareholder Services ("CSS") acts as transfer agent, dividend paying agent and registrar for the Fund's shares. The principal address of CMB is Four New York Plaza, 4th Floor, New York, New York 10004, and of CSS is 450 West 33rd Street, New York, NY 10001.

EXECUTIVE OFFICES

As of June 17, 1997, the Fund's executive offices are located at 2929 Allen Parkway, Houston, Texas 77019.

SHAREHOLDERS

As of July 25, 1997, there were 2,794 Fund shareholders.

AUTOMATIC DIVIDEND INVESTMENT PLAN

Shareholders may elect to enroll in the Fund's Automatic Dividend Investment Plan ("Plan"). All distributions of the Fund's net investment income and net realized short-term and long-term capital gains, if any, will automatically be received or invested in shares of the Fund's common stock at their net asset value or market price plus the cost of brokerage commissions, whichever is lower. Shares will be held by Chase Manhattan Bank, the Plan agent, in an account for each participant in non-certificated form. Participation in the Plan will not relieve participants of any capital gains or income tax payable on dividends or distributions reinvested under the Plan. Participation in the Plan can be terminated at any time up to the next dividend record date by writing to Chase Manhattan Bank. Upon termination, stock certificates for full shares will be issued to the participant or, at the participant's direction, sold at the current market price. Any fractional shares at the time of termination will be converted to cash at the current market price. A check for the proceeds, less brokerage commissions and any other costs of sale, will be sent to the participant. For additional information on the Plan, please write Chase Manhattan Bank, c/o Shareholder Investment Services, P.O. Box 750, Pittsburgh, PA 15230-0750 or call 1-800-279-1248.


14